UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2010

Ampal-American Israel Corporation
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-538 (Commission File Number)	13-0435685 (IRS Employer Identification No.)
555 Madison Avenue New York, NY, USA (Address of principal executive offices)	10022 (Zip Code)
(866) 447-8636 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In connection with the previously announced proposed offering (the “Offering”) in Israel of the Series C debentures of Ampal-American Israel Corporation (the “Company”) pursuant to a prospectus (the “Prospectus”) to be filed with the Israel Securities Authority and the Tel Aviv Stock Exchange (the “TASE”) on or about the date hereof, the Company is filing on this Current Report on Form 8-K certain financial statements of B Communications Ltd. (f/k/a 012 Smile.Communications Ltd.) (“012”) and other pro forma financial information which are to be incorporated by reference into the Prospectus.  The Company acquired the business of 012 on January 31, 2010.

The Company’s Series C debentures will be listed only on the TASE, and the Offering will be made only to certain non-U.S. persons in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The Series C debentures have not been and will not be registered under the Securities Act and may not be offered or sold in the United States or to United States persons without registration unless an exemption from such registration is available. This Current Report on Form 8-K does not constitute an offer to sell the Series C debentures nor a solicitation for an offer to purchase the Series C debentures. Further, this Current Report on Form 8-K shall not constitute any offer, solicitation or sale of any Series C debentures in any jurisdiction in which such offering sold would be unlawful.

There is no assurance that the proposed offering of Series C debentures will be completed. The consummation of this offering and its terms are subject to market conditions, the final approval of the Company’s board of directors, the publishing of a final prospectus approved by the Israel Securities Authority and the approval of the TASE for the listing of the Series C debentures.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements.

The Audited Consolidated Financial Statements for the years ended December 31, 2009 and 2008 of 012 are filed herewith as Exhibit 99.1 and includes the following:

•	Report of Independent Registered Public Accounting Firm.

•	Consolidated Balance Sheets.

•	Consolidated Statements of Income.

•	Consolidated Statements of Changes in Shareholders’ Equity.

•	Consolidated Statements of Cash Flows.

•	Notes to the audited consolidated financial statements.

(b) Pro Forma Financial Information.

Included as Exhibit 99.2 to this Form 8-K are:

•
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009, prepared as if the consummation of the transaction to purchase 012's business occurred on January 1, 2009.

•
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2010, prepared as if the consummation of the transaction to purchase 012's business occurred on January 1, 2009.

(d) Exhibits:

EXHIBIT	DESCRIPTION
23.1	Consent of Somekh Chaikin, a member firm of KPMG International, Independent Registered Public Accounting Firm
99.1	Audited Consolidated Financial Statements of B Communications Ltd. (f/k/a 012 Smile Communications Ltd.) for the years ended December 31, 2009 and 2008.
99.2	Unaudited pro forma condensed consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPAL-AMERICAN ISRAEL CORPORATION

Date: August 17, 2010	By:	/s/ Yoram Firon
Name: Yoram Firon
Title: Vice President – Investments and Corporate Affairs

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
23.1	Consent of Somekh Chaikin, a member firm of KPMG International, Independent Registered Public Accounting Firm
99.1	Audited Consolidated Financial Statements of B Communications Ltd. (f/k/a 012 Smile Communications Ltd.) for the years ended December 31, 2009 and 2008.
99.2	Unaudited pro forma condensed consolidated financial statements.